HSBC

HSBC Bank Canada

GENERAL SECURITY AGREEMENT (Ontario)

This General Security Agreement made as of the 20th day of June, 2011.

Between:

Turbosonic Canada, Inc. (hereinafter called the 'Debtor')
(Name of Debtor)

550 Parkside Drive, Suite A-14, Waterloo, ON N2L 5V4
(Address)

And:

HSBC Bank Canada (hereinafter called the 'Bank')

281 King Street West, Kitchener, ON N2G 1B1
(Address)

The Debtor hereby enters into this General Security Agreement with the Bank for valuable consideration and as security for the repayment and discharge of all indebtedness, obligations and liabilities of any kind, now or hereafter existing, direct or indirect, absolute or contingent, joint or several, of the Debtor to the Bank, whether as principal or surety, together with all expenses (including legal fees on a solicitor and client basis) incurred by the Bank, its receiver or agent in the preparation, perfection and enforcement of security or other agreements held by the Bank in respect of such indebtedness, obligations or liabilities and interest thereon (all of which present and future indebtedness, obligations, liabilities, expenses and interest are herein collectively called the 'Indebtedness').

A. Grant of Security Interests

1. The Debtor hereby grants to the Bank, by way of mortgage, charge, assignment and transfer, a security interest (the 'Security Interest') in the undertaking of the Debtor and in all Personal Property including, without limitation, all Goods (including all parts, accessories, attachments, special tools, additions and accessions thereto), Accounts, Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles, Money and Investment Property now or hereafter owned or acquired by or on behalf of the Debtor and in all proceeds and renewals thereof, accretions thereto and substitutions therefor (hereinafter collectively called the 'Collateral') including without limitation, all of the following now or hereafter owned or acquired by or on behalf of the Debtor:

   (i) all Inventory of whatever kind and wherever situate;

   (ii) all Equipment of whatever kind and wherever situate including, without limitation, all machinery, tools, apparatus, plant furniture, fixtures and vehicles of whatsoever nature or kind;

   (iii) all accounts and book debts and generally all debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including letters of credit, guarantees and advices of credit which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by the Debtor;

   (iv) all deeds, documents, writings, papers, books of account and other books relating to or being records of Accounts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

   (v) all contractual rights and insurance claims and all goodwill, patents, trademarks, copyrights and other intellectual property;

   (vi) all monies other than trust monies lawfully belonging to others; and

   (vii) all property and assets, real and personal, moveable or immoveable, of whatsoever nature and kind.

2. The Security Interest hereby created shall not extend or attach to (i) any personal property held in trust by the Debtor and lawfully belonging to others or (ii) any property of the Debtor that constitutes consumer goods for the personal use of the Debtor; or (iii) the last day of the term of any lease, oral or written or agreement therefor, now held or hereafter acquired by the Debtor, provided that upon the enforcement of the Security Interest the Debtor shall stand possessed of such last day in trust to assign and dispose of the same to any person acquiring such term. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the PPSA.

B. Attachment

3. The Debtor warrants and acknowledges that the Debtor and the Bank intend the Security Interest in existing Collateral to attach upon the execution of this General Security Agreement; that value has been given; that the Debtor has rights in such existing Collateral; and that the Debtor and the Bank intend the Security Interest in hereafter acquired Collateral to attach at the same time as the Debtor acquires rights in the said after acquired Collateral.

C. Representations and Warranties of Debtor

4. The Debtor hereby represents and warrants to the Bank that:

   (a) the Debtor has or expects hereafter to have assets at the location(s) set out in Schedule 'A';

   (b) the Collateral is primarily situate or located at the location(s) set out in Schedule 'A' on the date hereof but may from time to time be located at other premises of the Debtor; may also be located at other places while in transit to and from such locations and premises; and may from time to time be situate or located at any other place when on lease or consignment to any lessee or consignee from the Debtor; and

   (c) the Collateral is genuine and owned by the Debtor free of all security interests, mortgages, liens, claims, charges or other encumbrances (collectively hereinafter called 'Encumbrances'), save for the Security Interest and those Encumbrances set out in Schedule 'B'.

D. Covenants and Agreements of Debtor

5. The Debtor hereby covenants and agrees with the Bank that until all of the Indebtedness is paid in full:

   (a) the Debtor shall not without the prior written consent of the Bank sell or dispose of any of the Collateral in the ordinary course of business or otherwise, and if the amounts on or in respect of the Collateral or Proceeds thereof shall be paid to the Debtor, the Debtor shall receive the same in trust for the Bank and forthwith pay over the same to the Bank upon request; provided however that the Inventory of the Debtor may be sold or disposed of in the ordinary course of business and for the purpose of carrying on the same;

   (b) the Debtor shall not without the prior written consent of the Bank create or permit any Encumbrances upon or assign or transfer as security or pledge or hypothecate as security the Collateral except to the Bank;

   (c) the Debtor shall at all times have and maintain insurance over the Collateral against risks of fire (including extended coverage), theft, and such risks as the Bank may reasonably require in writing, containing such terms, in such form, for such periods and written by such companies as may be reasonably satisfactory to the Bank. The Debtor shall duly and reasonably pay all premiums and other sums payable for maintaining such insurance and shall cause the insurance money thereunder to be payable to the Bank as its interest hereunder may appear and shall, if required, furnish the Bank with certificates or other evidence satisfactory to the Bank of compliance with the foregoing insurance provisions. In the event that Debtor fails to pay all premiums and other sums payable in accordance with the foregoing insurance provision, the Bank may make such payments to be repayable by the Debtor on demand and any such payments made by the Bank shall be secured hereby;

   (d) the Debtor shall keep the Collateral in good condition and repair according to the nature and description thereof, and the Bank may, whenever it deems necessary, either in person or by agent, inspect the Collateral and the reasonable cost of such inspection shall be paid by the Debtor and secured hereby and the Bank may make repairs as it deems necessary and the cost thereof shall be paid by the Debtor and secured hereby;

   (e) the Debtor shall duly pay all taxes, rates, levies, assessments of every nature which may be lawfully levied, assessed or imposed against or in respect of the Debtor or the Collateral as and when the same become due and payable; and

   (f) the Debtor agrees that the Bank may, at any time, whether before or after a default under this General Security Agreement, notify any account debtor of the Debtor of the Security Interest, require such account debtor to make payment to the Bank, take control of any Proceeds of Collateral and may hold all amounts received from any account debtor and any Proceeds as part of the Collateral and as security for the Indebtedness.

6. The Debtor shall at all times and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered any such further act, deed, transfer, assignment, assurance, document or instrument as the Bank may reasonably require for the better granting, mortgaging, charging, assigning and transferring unto the Bank the property and assets hereby subjected or intended to be subject to the Security Interest or which the Debtor may hereafter become bound to mortgage, charge, assign, transfer or subject to the Security Interest in favour of the Bank for the better accomplishing and effectuating of this General Security Agreement and the provisions contained herein and each and every officer of the Bank is irrevocably appointed attorney to execute in the name and on behalf of the Debtor any document or instrument for the said purposes.

7. The Debtor shall permit the Bank at any time, either in person or by agent, to inspect the Debtor's books and records pertaining to the Collateral. The Debtor shall at all times upon request by the Bank furnish the Bank with such information concerning the Collateral and the Debtor's affairs and business as the Bank may reasonably request including, without limitation, lists of Inventory and Equipment and lists of Accounts showing the amounts owing upon each Account and securities therefor and copies of all financial statements, books and accounts, invoices, letters, papers and other documents in any way evidencing or relating to the Accounts.

8. The Debtor acknowledges and agrees that, in the event it amalgamates with any other corporation or corporations, it is the intention of the parties hereto that the term 'Debtor' when used herein shall apply to each of the amalgamating corporations and to the amalgamated corporation, such that the Security Interest granted hereby:

(i) shall extend and attach to 'Collateral' (as that term is herein defined) owned by each of the amalgamating corporations and the amalgamated corporation at the time of amalgamation and to any 'Collateral' thereafter owned or acquired by the amalgamated corporation;

(ii) shall secure the 'Indebtedness' (as that term is herein defined) of each of the amalgamating corporations and the amalgamated corporation to the Bank at the time of amalgamation and any 'Indebtedness' of the amalgamated corporation to the Bank thereafter arising.

E. Default

9. The Debtor shall be in default under this General Security Agreement upon the occurrence of any one of the following events:

(a) the nonpayment by the Debtor, when due, whether by acceleration or otherwise, of any of the Indebtedness;

(b) the death or a declaration of incompetency by a court of competent jurisdiction with respect to the Debtor, if an individual;

(c) the failure of the Debtor to observe or perform any covenant, undertaking or agreement heretofore or hereafter given to the Bank, whether contained herein or not;

(d) an execution or any other process of the Court becomes enforceable against the Debtor or a distress or an analogous process is levied upon the property of the Debtor or any part thereof;

(e) the Debtor becomes insolvent, commits an act of bankruptcy, makes an assignment in bankruptcy or a bulk sale of its assets, any proceeding for relief as a debtor or liquidation, re-assignment or winding-up is commenced with respect to the Debtor or a bankruptcy petition is filed or presented against the Debtor and is not bona fide opposed by the Debtor;

(f) the Debtor ceases to carry on business; or

(g) the Debtor defaults in the observance or performance of any provision relating to indebtedness of the Debtor to any creditor other than the Bank and thereby enables such creditor to demand payment of such indebtedness.

10. The Bank may in writing waive any breach by the Debtor of any of the provisions contained herein or any default by the Debtor in the observance or performance of any covenant or condition required by the Bank to be observed or performed by the Debtor; provided that no act or omission by the Bank in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or the rights resulting therefrom.

F. Remedies of the Bank

11. (a) Upon any default under this General Security Agreement, the Bank may declare any or all of the Indebtedness to be immediately due and payable and the Bank may proceed to realize the security hereby constituted and to enforce its rights by entry or by the appointment by instrument in writing of a receiver or receivers of all or any part of the Collateral and such receiver or receivers may be any person or persons, whether an officer or officers or employee or employees of the Bank or not, and the Bank may remove any receiver or receivers so appointed and appoint another or others in his or their stead; or by proceedings in any court of competent jurisdiction for the appointment of a receiver or receivers or for sale of the Collateral or any part thereof; or by any other action, suit, remedy or proceeding authorized or permitted hereby or by law or by equity; and may file such proofs of claim and other documents as may be necessary or advisable in order to have its claim lodged in any bankruptcy, winding-up or other judicial proceedings relative to the Debtor.

(b) Any such receiver or receivers so appointed shall have power:

(i) to take possession of the Collateral or any part thereof and to carry on the business of the Debtor;

(ii) to borrow money required for the maintenance, preservation or protection of the Collateral or any part thereof or the carrying on of the business of the Debtor;

(iii) to further charge the Collateral in priority to the Security Interest as security for money so borrowed; and

(iv) to sell, lease or otherwise dispose of the whole or any part of the Collateral on such terms and conditions and in such manner as he shall determine.

In exercising any powers any such receiver or receivers shall be deemed to act as agent or agents for the Debtor and the Bank shall not be responsible for the actions of such agent or agents.

(c) In addition, the Bank may enter upon and lease or sell the whole or any part or parts of the Collateral and any such sale may be made hereunder by public auction, by public tender or by private contract, with or without notice, advertising or any other formality, all of which are hereby waived by the Debtor, and such sale shall be on such terms and conditions as to credit or otherwise and as to upset or reserve bid or price as to the Bank in its sole discretion may seem advantageous and such sale may take place whether or not the Bank has taken such possession of such Collateral.

(d) No remedy for the realization of the security hereof or for the enforcement of the rights of the Bank shall be exclusive of or dependent on any other such remedy, and any one or more of such remedies may from time to time be exercised independently or in combination.

(e) The term 'receiver' as used in this General Security Agreement includes a receiver and manager.

G. Rights of the Bank

12. All payments made in respect of the Indebtedness and money realized from any securities held therefor may be applied on such part or parts of the Indebtedness as the Bank may see fit and the Bank shall at all times and from time to time have the right to change any appropriation of any money received by it and to re-apply the same on any other part or parts of the Indebtedness as the Bank may see fit, notwithstanding any previous application by whomsoever made.

13. The Debtor grants to the Bank the right to set off against any and all accounts, credits or balances maintained by it with the Bank, the aggregate amount of any of the Indebtedness when the same shall become due and payable whether at maturity, upon acceleration of maturity thereof or otherwise.

14. The Bank, without exonerating in whole or in part the Debtor, may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any or all existing securities up to, may abstain from taking securities from or from perfecting securities of, may accept compositions from and may otherwise deal with the Debtor and all other persons and securities as the Bank may see fit.

15. The Bank may assign, transfer and deliver to any transferee any of the Indebtedness or any security or any documents or instruments held by the Bank in respect thereof provided that no such assignment, transfer or delivery shall release the Debtor from any of the Indebtedness; and thereafter the Bank shall be fully discharged from all responsibility with respect to the Indebtedness and security, documents and instruments so assigned, transferred or delivered. Such transferee shall be vested with all powers and rights of the Bank under such security, documents or instruments but the Bank shall retain all rights and powers with respect to any such security, documents or instruments not so assigned, transferred or delivered. The Debtor shall not assign any of its rights or obligations hereunder without the prior written consent of the Bank.

H. Miscellaneous

16. This General Security Agreement is in addition to, not in substitution for and shall not be merged in any other agreement, security, document or instrument now or hereafter held by the Bank or existing at law in equity or by statute.

17. Nothing herein shall obligate the Bank to make any advance or loan or further advance or loan or to renew any note or extend any time for payment of any indebtedness of the Debtor to the Bank.

18. This General Security Agreement shall be binding upon the Debtor and its heirs, legatees, trustees, executors, administrators, successors and assigns including any successor by reason of amalgamation of or any other change in the Debtor and shall enure to the benefit of the Bank and its successors and assigns.

19. In construing this General Security Agreement, terms herein shall have the same meaning as defined in the PPSA, as hereinafter defined, unless the context otherwise requires. Words importing gender shall include all genders. Words importing the singular number shall include the plural and vice versa.

20. If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

21. The headings in this General Security Agreement are included herein for convenience of reference only and shall not constitute a part of this General Security Agreement for any other purpose.

22. Any notice or statement referred to herein may be delivered, sent by facsimile machine or providing that postal service throughout Canada is fully operative, may be mailed by ordinary prepaid mail to the Debtor at his last address known to the Bank and the Debtor shall be deemed to have received such notice or statement on the day of delivery, if delivered, one business day after transmission and confirmation received if sent by facsimile machine and three business days after mailing, if mailed.

23. Where any provision or remedy contained or referred to in this General Security Agreement is prohibited, modified or altered by the laws of any province or territory of Canada which governs that aspect of this General Security Agreement and the provision or remedies may be waived or excluded by the Debtor in whole or in part, the Debtor hereby waives and excludes such provision to the fullest extent permissible by law.

24. This General Security Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario as the same may be in effect from time to time including, where applicable, the Personal Property Security Act of that Province (as amended or substituted, the 'PPSA'). For the purpose of legal proceedings this General Security Agreement shall be deemed to have been made in the said Province and to be performed there and the courts of that Province shall have jurisdiction over all disputes which may arise under this General Security Agreement and the Debtor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts, provided always that nothing herein contained shall prevent the Bank from proceeding at its election against the Debtor in the Courts of any other Province, country or jurisdiction.

25. The Debtor acknowledges having received a copy of this General Security Agreement.

This General Security Agreement has been duly executed by the Debtor on the 20th day of June, 2011.

For a Corporation

Turbosonic Canada, Inc.
Name of Corporation

Per: [signature]

Name: Edward F. Spink

Title: President

Per: [signature]

Name: Egbert Q. Van Everdingen

Title: Secretary

C/S

We have the authority to bind the corporation.

For an Individual

Witness: ______________________
Signature of Witness

Name: ______________________

Address ______________________

Debtor: ______________________ l/s
Signature of Debtor

Name: ______________________

Address: ______________________

Full Name and Address *For individual, insert first given name, initial of second given name, if any, then surname.*	**Date of Birth** ***MM/DD/YY***	**Sex** ***M / F***